UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2016

Cartesian, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34006 (Commission File Number)	48-1129619 (I.R.S. Employer Identification No.)

7300 College Boulevard, Suite 302

Overland Park, Kansas 66210

(Address of principal executive office)(Zip Code)

(913) 345-9315

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

The Audit Committee of the Board of Directors of Cartesian, Inc. (the “Company”) recently conducted an interview process to determine the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016 (the "2016 fiscal year"). As a result of this process, on April 22, 2016, the Audit Committee approved Grant Thornton, LLP ("Grant Thornton") as the Company's independent registered public accounting firm to audit the Company’s consolidated financial statements for the 2016 fiscal year and to review the Company's quarterly consolidated financial statements beginning with the second quarter of the 2016 fiscal year. The Audit Committee’s approval is pending completion of Grant Thornton’s client acceptance procedures.

On April 22, 2016, the Audit Committee made a determination to dismiss Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm effective upon the completion of Deloitte's review of the Company’s consolidated financial statements for the Company's fiscal quarter ended April 2, 2016. Upon completion of Deloitte’s services, the Company will file an amendment to this Form 8-K with the effective date of dismissal of Deloitte and an update to the disclosures required by Item 304(a) of Regulation S-K through that date.

The reports of Deloitte on the consolidated financial statements of the Company for the fiscal years ended January 2, 2016 and January 3, 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended January 2, 2016 and January 3, 2015 and the subsequent interim period through April 2, 2016, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of such disagreements in connection with its reports on the consolidated financial statements for such fiscal years. During the Company’s fiscal years ended January 2, 2016 and January 3, 2015 and the subsequent interim period through April 2, 2016, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Deloitte with a copy of the disclosures in this Current Report on Form 8-K and requested that Deloitte furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of Deloitte’s letter dated April 25, 2016 is attached as Exhibit 16.1 hereto.

During the fiscal years ended January 2, 2016 and January 3, 2015 and the subsequent interim period prior to the Audit Committee’s engagement of Grant Thornton, neither the Company nor anyone on its behalf consulted Grant Thornton regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from Deloitte & Touche LLP, dated April 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTESIAN, INC.

By:	/s/ John C. Ferrara
John C. Ferrara Chief Financial Officer

Date: April 25, 2016

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter to Securities and Exchange Commission from Deloitte & Touche LLP, dated April 25, 2016